AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE: J	PAGE OF PAGES: 1	3

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
	21-May-2019	SEE SCHEDULE	

6. ISSUED BY	CODE HC1013	7. ADMINISTERED BY (If other than item 6)	CODE HC1047
DISA/DITCO-SCOTT 2300 EAST DRIVE SCOTT AFB IL 62225-5406		DISA/PSD/SPECIAL PROJECTS P.O. BOX 549 FORT MEADE MD 20755-0549	

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code)		
IRIDIUM SATELLITE LLC SCOTT SCHEIMREIF 1750 TYSONS BOULEVARD MCLEAN VA 22102-4208		9A. AMENDMENT OF SOLICITATION NO.
		9B. DATED (SEE ITEM 11)
	X	10A. MOD. OF CONTRACT/ORDER NO. HC1047-14-C-4000
CODE 1R7A4 FACILITY CODE 1R7A4	X	10B. DATED (SEE ITEM 13) 18-Oct-2013

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer ☐ is extended, ☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing Items 8 and 15, and returning ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

See Schedule

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).
X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 52.243-1 Alt I
	D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Modification Control Number: hebert2d19721

The purpose of this modificaiton is to serve as a continuation of services for a period of 1 month (May 22, 2019 through June 21, 2019) in accordance with the already established Statement of Work. All other terms remain unchanged. The POC for this action is Mrs. Danielle N. Hebert, danielle.n.hebert2.civ@mail.mil.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)	
Scott Scheimreif Executive Vice President, Government Programs		Jarid L. Schulte Contracting Officer TEL: 618-418-6567 EMAIL: jarid.l.schulte.civ@mail.mil	
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
(signature) (Signature of person authorized to sign)	05/20/19	BY (signature) SCHULTE.JARID.L.1386909314 (Signature of Contracting Officer)	05/21/19

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE	PAGE OF PAGES
J	1 / 3

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO.(If applicable)
P00010	21-May-2019	SEE SCHEDULE	

6. ISSUED BY CODE HC1013
DISA/DITCO-SCOTT
2300 EAST DRIVE
SCOTT AFB IL 62225-5406

7. ADMINISTERED BY (If other than item6) CODE HC1047
DISA/PSD/SPECIAL PROJECTS
P.O. BOX 549
FORT MEADE MD 20755-0549

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code)
IRIDIUM SATELLITE LLC
SCOTT SCHEIMREIF
1750 TYSONS BOULEVARD
MCLEAN VA 22102-4208

CODE 1R7A4 FACILITY CODE 1R7A4

9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)

X 10A. MOD. OF CONTRACT/ORDER NO.
HC1047-14-C-4000

X 10B. DATED (SEE ITEM 13)
18-Oct-2013

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer ☐ is extended, ☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing Items 8 and 15, and returning ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
See Schedule

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

X C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
FAR 52.243-1 Alt I

D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Modification Control Number: hebert2d19721

The purpose of this modificaiton is to serve as a continuation of services for a period of 1 month (May 22, 2019 through June 21, 2019) in accordance with the already established Statement of Work. All other terms remain unchanged. The POC for this action is Mrs. Danielle N. Hebert, danielle.n.hebert2.civ@mail.mil.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)

16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
JARID L. SCHULTE / CONTRACTING OFFICER
TEL: 618-418-6567 EMAIL: jarid.l.schulte.civ@mail.mil

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
(Signature of person authorized to sign)		BY Jarid L. Schulte (Signature of Contracting Officer)	21-May-2019

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION A - SOLICITATION/CONTRACT FORM

The total cost of this contract was increased by $8,452,000.00 from $452,327,000.00 to $460,779,000.00.

SECTION B - SUPPLIES OR SERVICES AND PRICES

CLIN 0008 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0008 EXERCISED OPTION	Continuation of Services FFP This CLIN serves as a continuation of services for the period of performance of May 22, 2019 through June 21, 2019. FOB: Destination	1	Months	$8,452,000.00	$8,452,000.00

NET AMT $8,452,000.00

SUBCLIN 000801 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000801	Funding in Support of CLIN 0008 FFP Form 1 HC108919EMSS117 provides full funding in the amount of $8,452,000.00 to support a 1-month continuation of services.				$0.00

NET AMT $0.00

ACRN AG $8,452,000.00
CIN: HC108919EMSS117000801

SECTION E - INSPECTION AND ACCEPTANCE

The following Acceptance/Inspection Schedule was added for CLIN 0008:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
N/A	N/A	N/A	Government

The following Acceptance/Inspection Schedule was added for SUBCLIN 000801:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
N/A	N/A	N/A	N/A

SECTION F - DELIVERIES OR PERFORMANCE

The following Delivery Schedule for CLIN 0008 has been added:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC / CAGE
POP 22-MAY-2019 TO 21-JUN-2019	N/A	ISC/IE MICHAEL CLIFTON DISA HQS COMPLEX - FT MEADE (OPERATIONS BLDG) P.O. BOX 549 FORT MEADE MD 20755-7901 301-225-2091 FOB: Destination	HC1047

SECTION G - CONTRACT ADMINISTRATION DATA

Accounting and Appropriation

Summary for the Payment Office

As a result of this modification, the total funded amount for this document was increased by $8,452,000.00 from $452,327,000.00 to $460,779,000.00.

SUBCLIN 000801:
Funding on SUBCLIN 000801 is initiated as follows:

ACRN: AG

CIN: HC108919EMSS117000801

Acctng Data:
^^^097^2019^XXXX^X^4930^005^DISB^2331^R^0000000000000000^^^^^5F20^00008522^044453^TS0000^TS0000^RSR012^RSR012.RSR012^2331^HC108919EMSS117^^

Increase: $8,452,000.00

Total: $8,452,000.00

(End of Summary of Changes)